TIAA-CREF MUTUAL FUNDS

International Equity Fund	Bond Plus Fund
Growth Equity Fund	Short-Term Bond Fund
Growth & Income Fund	High-Yield Bond Fund
Equity Index Fund	Tax-Exempt Bond Fund
Social Choice Equity Fund	Money Market Fund
Managed Allocation Fund

SUPPLEMENT NO. 4

dated April 19, 2006
to the Prospectus dated May 1, 2005

     In connection with the proposed reorganization of each series of the TIAA-CREF Mutual Funds (the “Retail Funds”) into a corresponding series of the TIAA-CREF Institutional Mutual Funds, each Retail Fund will close to new investors as of the close of business on April 28, 2006.

     After this date, investors that have not previously established an account for a Retail Fund may not open new accounts for that Fund. However, existing shareholders of a Retail Fund may purchase additional Fund shares.

536835 A11157 (4/06)